 EXHIBIT 10.23

                 AMENDMENT NO. 3 TO SECOND LIEN CREDIT AGREEMENT

                  This AMENDMENT NO. 3 TO SECOND LIEN CREDIT AGREEMENT (this
"AMENDMENT"), dated as of August 23, 2007, by and among RADNET MANAGEMENT, INC., a California corporation (the "BORROWER"), the other persons designated as
Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL
CORPORATION, a Delaware corporation, as agent ("AGENT") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

                                    RECITALS
                                    --------

         WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Second Lien Credit Agreement dated as of November 15,
2006 (as amended by that certain Limited Waiver and Amendment No. 1 to Second
Lien Credit Agreement dated April 5, 2007 and that certain Amendment No. 2 to
Second Lien Credit Agreement dated May 30, 2007 and as further amended, supplemented, restated or otherwise modified from time to time, the "CREDIT
AGREEMENT"); and

         WHEREAS, the Borrowers, Agent and Requisite Lenders have agreed to the amendments as set forth herein;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

AMENDMENTS TO CREDIT AGREEMENT.

                           AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement
is hereby amended by replacing each occurrence of the words "Primedex Health
Systems" with the word "RadNet" therein.

                           AMENDMENT TO SECTION 4.9. SECTION 4.9 of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

         "4.9 CASH MANAGEMENT SYSTEMS. Borrower shall, and shall cause each other Credit Party to, (i) enter into Control Agreements with respect to each deposit account maintained by Borrower or any Subsidiary of Borrower (other than
(a) any payroll account or other disbursement account which is a zero balance account and (b) any account (a "GOVERNMENTAL ACCOUNT") into which amounts are paid by a governmental entity pursuant to one or more Health Care Laws) as of or after the Closing Date and (ii) cause all amounts on deposit in or credited to each Governmental Account to be transferred, every Business Day, to an account subject to a Control Agreement. Each such deposit account control agreement shall be in form and substance reasonably satisfactory to Agent."

                           AMENDMENT TO SECTION 5.1(F). SECTION 5.1(F) of the
Credit Agreement is hereby amended by replacing the amount "$15,000,000" which appears therein with "$20,000,000".

                           AMENDMENT TO SECTION 5.6(V). SECTION 5.6(V) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "(v) the sum of all amounts payable in connection with any Permitted
         Acquisition (including the purchase price, all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower and Target) shall not exceed
         $12,000,000 (or an amount not to exceed $12,500,000 with respect to the
         Borg Acquisition) and the sum of such amounts payable in connection with all Permitted Acquisitions shall not exceed $50,000,000, and the portion thereof allocable to goodwill and intangible assets for all such Permitted Acquisitions during the term hereof shall not exceed
         $30,000,000."

                           AMENDMENT TO SECTION 5.7. SECTION 5.7 of the Credit
Agreement is hereby amended by inserting the following new clause (d):

         "(d) the Identified Sale-Leaseback."

                           AMENDMENT TO SECTION 5.17. SECTION 5.17 of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

                           "5.17   SALE-LEASEBACKS.

         Other than the Identified Sale-Leaseback, the Credit Parties shall not and shall not cause or permit any of their Subsidiaries to engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets."

                           AMENDMENT TO SECTION 5.20. SECTION 5.20 of the Credit
Agreement is hereby amended by replacing the amount "$22,000,000" which appears therein with "$35,000,000".

                           AMENDMENT TO SECTION 6.1(A). SECTION 6.1(A) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "CAPITAL EXPENDITURE LIMITS. Holdings and its Subsidiaries on
         a consolidated basis shall not make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods (the "CAPEX LIMIT"):

                                                             MAXIMUM CAPITAL
                                                             EXPENDITURES
                  PERIOD                                     PER PERIOD
                  ------                                     ---------------
                  Fiscal Year 2007                           $44,000,000
                  Fiscal Year 2008                           $44,000,000
                  Fiscal Year 2009                           $47,000,000
                  Fiscal Year 2010 and each Fiscal Year      $47,000,000
                  thereafter

         PROVIDED, HOWEVER, that the Capex Limit referenced above will be increased in any period by an amount equal to 50% of the difference obtained by taking the Capex Limit for the immediately prior period
         (excluding any Capex Carry Over Amounts) MINUS the actual amount of any
         Capital Expenditures expended during such prior period (the "CAPEX
         CARRY OVER AMOUNT"), and for purposes of measuring compliance herewith, the Capex Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in that succeeding period."

                           AMENDMENT TO SECTION 6.2(E). SECTION 6.2(E) of the
Credit Agreement is hereby amended by replacing the reference to "SECTIONS
6.2(A)(III) AND (B)" with "SECTIONS 6.2(A)(I) AND (B)" therein, replacing the word "Month" which appears therein with the word "Quarter" and by deleting the phrase "and the portion of the current Fiscal Quarter then elapsed" therein.

                           AMENDMENT TO ANNEX A. ANNEX A of the Credit Agreement
is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

"GOVERNMENTAL ACCOUNT HAS THE MEANING ASCRIBED TO IT IN SECTION 4.9."

"IDENTIFIED SALE-LEASEBACK MEANS THE SALE-LEASEBACK OF ASSETS IDENTIFIED TO
AGENT IN AN AMOUNT NOT TO EXCEED $13,000,000 ON TERMS AND PURSUANT TO
DOCUMENTATION ACCEPTABLE TO AGENT."

                           AMENDMENT TO ANNEX F. SECTION 6.1(C) (Minimum Fixed
Charge Coverage Ratio) to ANNEX F is hereby replaced with the revised SECTION
6.1(C) attached as ANNEX F to this Amendment.

                           AMENDMENT TO EXHIBIT 6.2(D). EXHIBIT 6.2(D) (EBITDA)
is hereby replaced with the revised EXHIBIT 6.2(D) attached as EXHIBIT 6.2(D) to this Amendment.

                           SCHEDULES. Each of SCHEDULES 3.1(A), 3.1(B), 3.10,
3.11, 3.12, 3.14, 3.16, 3.17, 3.18, 3.19, 5.1, 5.2, 5.6, and 5.9 to the Credit
Agreement is hereby replaced with the applicable SCHEDULE attached hereto.

                  REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. The Credit
Parties represent and warrant that:

                         the execution, delivery and performance by each Credit
        Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity
        (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                         after giving effect to this Amendment, each of the
        representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

                  CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon satisfaction of the following conditions precedent:

         This Amendment shall have been executed and delivered by the Agent,
         Requisite Lenders and the Credit Parties;

         The execution and delivery of the Amendment No. 3 to the First Lien
         Credit Agreement, in form, substance and manner satisfactory to the
         Agent; and

                  (c) The Agent shall have received a nonrefundable amendment fee equal to $120,000 which shall be fully earned and payable on the date hereof.

                  REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                         The Credit Agreement and the other Loan Documents shall
        remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

                         The execution, delivery and effectiveness of this
        Amendment shall not operate as a waiver of any right, power or remedy of
        Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit
        Agreement or any Loan Document, except as specifically set forth herein.
        Upon the effectiveness of this Amendment, each reference in the Credit
        Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit
        Agreement as amended hereby.

                  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  HEADINGS. Section headings in this Amendment are included
herein for convenience of reference only and shall not constitute a part of this
Amendment for any other purposes.

                  COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  REAFFIRMATION OF GUARANTIES. The Credit Parties signatory
hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the
Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit
Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the "Credit
Agreement" as amended hereby.

                                       * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

RADNET MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: ProNet Imaging Medical Group, Inc., its general partner

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

By: Beverly Radiology Medical Group, Inc., its general partner

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET SUB, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

SO CAL MR SITE MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT I, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT II, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGED IMAGING SERVICES, INC.
By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: Chief Financial Officer

RADIOLOGIX, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

ADVANCED IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

IDE IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

MID ROCKLAND IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

PACIFIC IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR IMAGING, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

TREASURE COAST IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

COMMUNITY IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

VALLEY IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR DULUTH, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR LOS ALAMITOS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR VICTORVILLE, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

ROCY MOUNTAIN OPENSCAN MRI, LLC

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

FRI, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

GENERAL ELECTRIC CAPITAL
CORPORATION
as Agent and a Lender

By:	/s/ Andrew Moore
Duly Authorized Signatory

Brencourt BD, LLC., as Lender

By:	/s/Michael Palmer
Name: Michael Palmer
Title: CFO

Man Mac Schreckhorn 14B Ltd., as Lender

By:	/s/ Michael Palmer
Name: Michael Palmer
Title: CFO

CIFC Funding 2006-I, Ltd as Lender

By:	/s/ Sean O. Dougherty
Name: Sean O. Dougherty
Title: General Counsel

PREMIER FUNDING, LTD., as a Lender

By: Citigroup Global Markets Realty Corp., as Collateral Administrator

By:	/s/ authorized signatory
Name: Authorized Signatory

[CAINE FUNDING], as a Lender

By:	/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

CypressTree CLAIF Funding LLC, as a Lender

By:	/s/ Tara E. Kenny

Name: Tara E.Kenny
Title: Assistant Vice President

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ John Frabotta
Name: John Frabotta
Title: Managing Director

By:	/s/ Martha Hadeler
Name: Martha Hadeler
Title: Managing Director

EATON VANCE SENIOR INCOME TRUST, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO VII PLC, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO VIII PLC, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO X PLC, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE CREDIT OPPORTUNITIES FUND, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Crystal Capital Fund, Ltd., as a Lender
As duly authorized:
Crystal Capital Fund Management, L.P.

By: Crystal Capital Fund GP, LLC, its General Partner

By:	/s/Edward J. Siskin
Name: Edward J. Siskin
Title: Executive Managing Director

Crystal Capital Fund, L.P., , as a Lender

By: Crystal Capital Fund GP, LLC, its General Partner

By:	/s/Edward J. Siskin
Name: Edward J. Siskin
Title: Executive Managing Director

KROLL CATALYST PARTNERS, LLC, as a Lender

By:	/s/ George N. Skegas
Name: George N. Skegas
Title: Managing Director

TELOS CLO 2007-2, LTD, as a Lender

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Principal

S.A.C. CAPITAL ASSOCIATES, LLC, as a Lender

By: S.A.C. Capital Advisors, LLC, its General Partner

By:	/s/Peter Nussbaum
Name: Peter Nusbaum
Title: Authorized Signatory

Grand Central Asset Trust, DES Series, as a Lender

By:	/s/ Pam Gwin
Name: Pam Gwin
Title: Attorney-in-fact

Canadian Imperial Bank of Commerce, as a Lender

By:	/s/ John O’Dowd
Name: John O’Dowd
Title: Authorized Signatory

ANNEX F TO AMENDMENT NO. 3 TO SECOND CREDIT AGREEMENT

MINIMUM FIXED CHARGE COVERAGE RATIO

(Section 6.1(c))

EBITDA (calculated in Section 6.1(b) of this Annex)	$ ___________

$ Less: any provision for income taxes (whether paid or payable in cash)	___________

Capital Expenditures (calculated in Section 6.1(a) of this Annex), other than the portion thereof funded by third party financing	___________

Operating Cash Flow	$
===========
$ Fixed Charge Coverage Ratio is defined as follows:

Interest expense (whether cash or non-cash) deducted in the determination of Consolidated Net Income, including interest expense with respect to any Funded Debt and interest expense that has been capitalized

Less: Amortization of capitalized fees and expenses incurred with respect to the Related Transactions included in interest expense above	$ ___________

Amortization of any original discount attributable to any Funded Debt or warrants included in interest expense above	____________

Interest paid in kind and included in interest expense above	____________

Imputed interest or other non-cash interest related to swap or other interest rate agreements	____________

Interest Expense*	$ ____________

Plus: Scheduled payments of principal with respect to all Indebtedness**	____________

Fixed Charges	$
============
Fixed Charge Coverage Ratio (Operating Cash Flow from above, divided by Fixed Charges)
============

* During the period from the Closing Date through the Fiscal Quarter ended September 30, 2008, cash Interest Expense shall be calculated for the period commencing on the Closing Date and ending on the date most recently ended for which a Compliance Certificate is delivered to Agent divided by the number of days in such period and multiplied by 360 days. Thereafter, cash Interest Expense shall be calculated for the twelve (12) month period ending on the date most recently ended for which a Compliance Certificate is delivered to Agent.
** For calculations as of September 30, 2007, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amount of such payments for the fiscal quarter ended September 30, 2007 multiplied by 4.0. For calculations as of December 31, 2007, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amount of such payments for the fiscal quarters ended September 30, 2007 and December 31, 2007 multiplied by 2.0. For calculations of as March 31, 2008, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amounts of such payments for the fiscal quarters ended September 30, 2007, December 31, 2007 and March 31, 2008 multiplied by 1.33 or one and one-third.

SCHEDULE II
EXHIBIT 6.2(d)

EBITDA

Consolidated Net Income is defined as follows:

Net income during the measuring period on a consolidated basis excluding:	_____________

the income (or deficit) of any Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, Holdings or any of Holdings' Subsidiaries	_____________

the income (or deficit) of any Person (other than a Subsidiary) in which Holdings has an ownership interest, except to the extent any such income has actually been received by Borrower or any of its Subsidiaries in the form of cash dividends or distributions
_____________

the undistributed earnings of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary
_____________

any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period	_____________

any net gain attributable to the write-up of any asset	_____________

any loss attributable to the write-down of any asset (other than Accounts and Inventory)	_____________

any net gain from the collection of the proceeds of life insurance policies	_____________

any net gain arising from the acquisition of any securities, or the extinguishment of any Indebtedness, of Holdings or any of its Subsidiaries	_____________

any deferred credit representing the excess of equity in any Subsidiary of Holdings at the date of acquisition of such Subsidiary over the cost to Holdings of the investment in such Subsidiary	_____________

Consolidated Net Income	$____________

EBITDA is defined as follows:	_____________

Consolidated Net Income (from above)	_____________

Less: (in each case to the extent included in the calculation of Consolidated Net Income, but without duplication):	_____________

income tax credits	_____________

interest income	_____________

gain from extraordinary items	_____________

any gain arising from the sale, exchange or other disposition of assets (including Equipment) out of the ordinary course of business, other than Accounts and Inventory	_____________

any other non-cash gains	_____________

expenditures related to the Related Transactions and not reflected on the Pro Forma or the footnotes thereto	_____________

non-recurring gains	_____________

Plus: (in each case to the extent deducted in the calculation of Consolidated Net Income, but without duplication):	_____________

any provision for income taxes	_____________

Interest expense (whether cash or non-cash) deducted in the determination of Consolidated Net Income, including interest expense with respect to any Funded Debt and interest expense that has been capitalized
_____________

depreciation and amortization	_____________

amortized debt discount (but in the case of amortization and expenses of Related Transactions, only to the extent included in the Pro Forma)	_____________

any deduction as the result of any grant to any members of the management of Holdings or any of its Subsidiaries of any Stock	_____________

loss from extraordinary items	_____________

any loss arising from the sale, exchange or other disposition of assets (including Equipment) out of the ordinary course of business, other than Accounts and Inventory	_____________

any other non-cash losses (other than non-cash losses relating to write-offs, write-downs or reserves with respect to Accounts and Inventory)	_____________

expenses of the Related Transactions, provided that such expenses were included in the Pro Forma, or disclosed in any notes thereto	_____________

employee severance expenses and retention bonuses in an aggregate amount not to exceed $2,600,000 paid on or prior to December 31, 2007 which expenses arose as a result of the transactions contemplated by the Radiologix Merger Agreement for all periods ending on or after the Closing Date
_____________

Other agreed to adjustments1	_____________

Plus: Pro Forma Cost Savings2	_____________

EBITDA3	$ _____________

____________________

1.       Other agreed adjustments to include EBITDA related to operating leases to the extent such leases have been converted to capital leases as of the end of the applicable measuring period.

2.       With respect to each trailing twelve month period ending on the Fiscal Quarter as specified on Exhibit A attached hereto, Pro Forma Cost Savings shall be deemed to be the amount set forth opposite such Fiscal Quarter on Exhibit A.

3.       EBITDA for entities acquired in a Permitted Acquisition or EBITDA relating to new joint ventures or management arrangements shall be included to the extent that such EBITDA has been approved by Agent in its reasonable discretion (it being agreed that to the extent not already included in EBITDA of Holdings and its Subsidiaries, EBITDA of Radiologix and its Subsidiaries for the Fiscal Months set forth on Exhibit B attached hereto shall be deemed to be the amount set forth opposite such Fiscal Month on Exhibit B).

EXHIBIT A

PRO FORMA COST SAVINGS

Fiscal Month	Adjustment
December, 2006	$10,975,410.00
January, 2007	$10,929,679.10
February, 2007	$10,838,217.40
March, 2007	$10,701,024.80
April, 2007	$10,518,101.30
May, 2007	$10,280,300.70
June, 2007	$9,978,476.90
July, 2007	$9,603,483.80
August, 2007	$9,137,028.80
September, 2007	$8,569,966.00
October, 2007	$7,893,149.00
November, 2007	$7,097,431.80
December, 2007	$6,301,714.60
January, 2008	$5,432,828.00
February, 2008	$4,609,672.20
March, 2008	$3,832,247.30
April, 2008	$3,100,553.30
May, 2008	$2,423,736.40
Jiine, 2008	$1,810,942.70
July, 2008	$1,271,318.30
August, 2008	$823,155.80
September, 2008	$475,601.10
October, 2008	$237,800.60
November, 2008	$118,900.30

EXHIBIT B

EBITDA OF RADIOLOGIX AND ITS SUBSIDIARIES

Fiscal Month	EBITDA
September, 2005	$3,939,000.00
October, 2005	$3,796,000.00
November, 2005	$2,545,000.00
December, 2005	$4,386,000.00
January, 2006	$3,430,000.00
February, 2006	$3,048,000.00
March, 2006	$5,435,000.00
April, 2006	$2,564,000.00
May, 2006	$3,449,000.00
June, 2006	$5,059,000.00
July, 2006	$3,028,000.00
August, 2006	$4,048,000.00
September, 2006	$4,449,000.00